Exhibit 99.1

Aerohive Networks, Inc.

Aerohive is providing the accompanying summarized historical financial information for the benefit of the investment community. This financial information details our historical quarterly financial results on both a GAAP basis and a non-GAAP basis, with a reconciliation included. The information is intended to supplement the historical financial information provided in the Prospectus related to the initial public offering of common stock filed with the Securities and Exchange Commission (“SEC”) on March 28, 2014, and available on the Investor Relations section of the Company’s website at http://ir.aerohive.com and on the SEC’s website at www.sec.gov.

Non-GAAP Financial Measures

Aerohive’s accompanying financials and financial measures include certain non-GAAP financial measures, including:

•	Non-GAAP product gross profit and non-GAAP product gross margin percentage;

•	Non-GAAP software subscriptions and service gross profit and non-GAAP software subscriptions and service gross margin percentage;

•	Non-GAAP gross profit and non-GAAP gross margin percentage;

•	Non-GAAP research and development expense;

•	Non-GAAP sales and marketing expense;

•	Non-GAAP general and administrative expense;

•	Non-GAAP operating income/(loss) and non-GAAP operating income/(loss) percentage; and

•	Non-GAAP net income/(loss).

The Company defines non-GAAP financial measures to exclude share-based compensation, amortization of acquired intangibles and the periodic fair value re-measurements related to convertible preferred stock warrants.

The Company has included non-GAAP financial measures in this document because they are measures used to evaluate the business, measure performance, identify trends affecting the business, formulate financial projections and make strategic decisions. In particular, the exclusion of certain non-cash expenses in calculating these non-GAAP financial measures can provide a useful measure for period-to-period comparisons of the Company’s core business.

Although non-GAAP financial measures are frequently used by investors in their evaluations of companies, these non-GAAP financial measures have limitations in that they do not reflect all of the amounts associated with the Company’s results of operations as determined in accordance with GAAP. Some of these limitations are:

•	the non-GAAP measures do not consider the dilutive impact of stock-based compensation, which is an ongoing expense for the Company;

•	although amortization is a non-cash charge, the assets being amortized often will have to be replaced in the future, and non-GAAP product gross profit and non-GAAP product gross profit percentage, non-GAAP software subscriptions and service gross profit and non-GAAP software subscriptions and service gross profit percentage, non-GAAP gross profit and non-GAAP gross profit percentage, non-GAAP operating income/(loss) and non-GAAP operating income/(loss) percentage, and non-GAAP net income/(loss) do not reflect any cash requirement for such replacements;

•	non-GAAP net income/(loss) does not reflect the periodic fair value re-measurements related to convertible preferred stock warrants; and

•	other companies, including companies in the industry in which we participate, may calculate these non-GAAP financial measures differently, which reduces their usefulness as a comparative measure.

Because of these limitations, you should consider non-GAAP financial measures only together with other financial performance measures, including various cash flow metrics, net loss and other GAAP results.

Additional risks and uncertainties that could affect Aerohive’s financial and operating results are included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” in the Prospectus related to the initial public offering of common stock filed with the SEC on March 28, 2014 pursuant to Rule 424(b) under the Securities Act of 1933 (Registration Statement No. 333-193939).

Aerohive Networks, Inc.

Historical Financials

Consolidated Statement of Operations - GAAP

FY2010 to FY2013

Preliminary Unaudited

(in thousands, except percentages)

	FY2010	FY2011	Q1FY12	Q2FY12	Q3FY12	Q4FY12	FY2012	Q1FY13	Q2FY13	Q3FY13	Q4FY13	FY2013
Revenue
Product Revenue	15,607	31,846	11,676	15,256	20,394	19,305	66,631	18,037	25,883	26,376	27,268	97,564
Software subscriptions and service	—	2,110	826	977	1,279	1,502	4,584	1,790	2,149	2,628	3,005	9,571

Total Revenue	15,607	33,956	12,502	16,233	21,673	20,807	71,215	19,827	28,032	29,004	30,272	107,135
QoQ %			10.8%	29.8%	33.5%	-4.0%		-4.7%	41.4%	3.5%	4.4%
YoY %	324.1%	117.6%	139.4%	126.2%	110.9%	84.5%	109.7%	58.6%	72.7%	33.8%	45.5%	50.4%
COGS
Product COGS	7,125	12,049	4,076	5,891	7,234	7,002	24,203	6,155	8,059	8,652	8,565	31,431
Service COGS	—	1,544	338	347	502	610	1,797	835	1,010	1,111	1,294	4,249

Total COGS	7,125	13,593	4,414	6,238	7,736	7,612	26,000	6,990	9,069	9,763	9,859	35,681
Total Gross Profit	8,482	20,363	8,088	9,995	13,937	13,195	45,215	12,837	18,963	19,241	20,413	71,454
% of Revenue	54.3%	60.0%	64.7%	61.6%	64.3%	63.4%	63.5%	64.7%	67.6%	66.3%	67.4%	66.7%
Operating Expenses
Total Research and Development	5,491	9,595	3,160	3,437	4,581	4,903	16,081	5,757	6,674	6,510	6,801	25,742
% of Revenue	35.2%	28.3%	25.3%	21.2%	21.1%	23.6%	22.6%	29.0%	23.8%	22.4%	22.5%	24.0%
Total Sales & Marketing	10,835	22,396	7,742	10,821	11,094	13,108	42,765	12,900	14,604	14,507	15,762	57,773
% of Revenue	69.4%	66.0%	61.9%	66.7%	51.2%	63.0%	60.1%	65.1%	52.1%	50.0%	52.1%	53.9%
General & Admin	1,791	2,953	1,229	1,744	2,089	3,459	8,521	3,889	3,926	4,858	5,016	17,689
% of Revenue	11.5%	8.7%	9.8%	10.7%	9.6%	16.6%	12.0%	19.6%	14.0%	16.7%	16.6%	16.5%
Total Operating Expenses	18,118	34,944	12,131	16,002	17,764	21,470	67,367	22,546	25,204	25,875	27,579	101,204
% of Revenue	116.1%	102.9%	97.0%	98.6%	82.0%	103.2%	94.6%	113.7%	89.9%	89.2%	91.1%	94.5%
Operating Income/(Loss)	(9,635)	(14,581)	(4,043)	(6,007)	(3,827)	(8,275)	(22,152)	(9,709)	(6,241)	(6,634)	(7,166)	(29,750)
% of Revenue	-61.7%	-42.9%	-32.3%	-37.0%	-17.7%	-39.8%	-31.1%	-49.0%	-22.3%	-22.9%	-23.7%	-27.8%
Interest Income/(Expense), Net	(1,241)	(243)	(23)	(11)	(74)	(103)	(212)	(96)	(98)	(139)	(257)	(589)
Other Income/(Expense), net	(894)	87	(138)	(135)	(1,355)	(408)	(2,036)	(383)	(486)	(1,305)	(289)	(2,462)
Income Before Taxes	(11,771)	(14,737)	(4,204)	(6,153)	(5,256)	(8,786)	(24,399)	(10,188)	(6,824)	(8,078)	(7,711)	(32,801)
Provision for Taxes	—	(64)	(73)	(37)	(39)	(190)	(339)	(130)	(155)	(58)	(83)	(426)
Net Income/(Loss)	(11,771)	(14,801)	(4,277)	(6,190)	(5,295)	(8,976)	(24,738)	(10,318)	(6,979)	(8,136)	(7,795)	(33,227)

% of Revenue	-75.4%	-43.6%	-34.2%	-38.1%	-24.4%	-43.1%	-34.7%	-52.0%	-24.9%	-28.1%	-25.7%	-31.0%

Aerohive Networks, Inc.

Historical Financials

GAAP to Non-GAAP Reconciliations

FY2010 to FY2013

Preliminary Unaudited

(in thousands, except percentages)

	FY2010	FY2011	Q1FY12	Q2FY12	Q3FY12	Q4FY12	FY2012	Q1FY13	Q2FY13	Q3FY13	Q4FY13	FY2013
Product Gross Profit Reconciliations:
GAAP Product Gross Profit	8,482	19,797	7,600	9,365	13,160	12,303	42,428	11,881	17,824	17,724	18,703	66,132
Stock-based compensation	2	—	—	—	—	—	—	—	—	—	10	10
Amortization of acquired intangible assets	—	14	40	40	41	41	162	40	40	41	41	162

Non-GAAP Product Gross Profit	8,484	19,811	7,640	9,405	13,201	12,344	42,590	11,921	17,864	17,765	18,754	66,304
Non-GAAP Product Gross Margin Percentage	54.4%	62.2%	65.4%	61.6%	64.7%	63.9%	63.9%	66.1%	69.0%	67.4%	68.8%	68.0%
Software subscriptions and service Gross Profit Reconciliations:
GAAP Software subscriptions and service Gross Profit	—	566	488	630	777	892	2,787	956	1,139	1,517	1,710	5,322
Stock-based compensation	—	29	2	3	4	4	13	9	11	17	17	54
Amortization of acquired intangible assets	—	—	—	—	—	—	—	—	—	—	—	—

Non-GAAP Software subscriptions and service Gross Profit	—	595	490	633	781	896	2,800	965	1,150	1,534	1,727	5,376
Non-GAAP Service Gross Margin Percentage		28.2%	59.3%	64.8%	61.1%	59.7%	61.1%	53.9%	53.5%	58.4%	57.5%	56.2%
Gross Profit Reconciliations:
GAAP Gross Profit	8,482	20,363	8,088	9,995	13,937	13,195	45,215	12,837	18,963	19,241	20,413	71,454
Stock-based compensation	2	29	2	3	4	4	13	9	11	17	27	64
Amortization of acquired intangible assets	—	14	40	40	41	41	162	40	40	41	41	162

Non-GAAP Gross Profit	8,484	20,406	8,130	10,038	13,982	13,240	45,390	12,886	19,014	19,299	20,482	71,680
Non-GAAP Gross Margin Percentage	54.4%	60.1%	65.0%	61.8%	64.5%	63.6%	63.8%	65.0%	67.8%	66.5%	67.7%	66.9%
Research and Development Expense Reconciliations:
GAAP Research and Development	5,491	9,595	3,160	3,437	4,581	4,903	16,081	5,757	6,674	6,510	6,801	25,742
Less: Stock-based compensation	(57)	(123)	(57)	(52)	(69)	(86)	(264)	(150)	(197)	(193)	(389)	(929)

Non-GAAP Research and Development	5,434	9,472	3,103	3,385	4,512	4,817	15,817	5,607	6,477	6,317	6,412	24,813
Sales and Marketing Expense Reconciliations:
GAAP Sales & Marketing	10,835	22,396	7,742	10,821	11,094	13,108	42,765	12,900	14,604	14,507	15,762	57,773
Less: Stock-based compensation	(103)	(200)	(64)	(90)	(119)	(210)	(483)	(287)	(332)	(324)	(630)	(1,573)

Non-GAAP Sales & Marketing	10,732	22,196	7,678	10,731	10,975	12,898	42,282	12,613	14,272	14,183	15,132	56,200
General and Admin Expense Reconciliations:
GAAP General & Admin	1,791	2,953	1,229	1,744	2,089	3,459	8,521	3,889	3,926	4,858	5,016	17,689
Less: Stock-based compensation	(31)	(155)	(32)	(62)	(98)	(154)	(346)	(259)	(305)	(420)	(737)	(1,721)

Non-GAAP General & Admin	1,760	2,798	1,197	1,682	1,991	3,305	8,175	3,630	3,621	4,438	4,279	15,968
Operating Income/(Loss) Reconciliations:
GAAP Operating Income/(Loss)	(9,635)	(14,581)	(4,043)	(6,007)	(3,827)	(8,275)	(22,152)	(9,709)	(6,241)	(6,634)	(7,166)	(29,750)
Stock-based compensation	193	507	155	207	290	454	1,106	705	845	954	1,783	4,287
Amortization of acquired intangible assets	—	14	40	40	41	41	162	40	40	41	41	162

Non-GAAP Operating Income/(Loss)	(9,442)	(14,060)	(3,848)	(5,760)	(3,496)	(7,780)	(20,884)	(8,964)	(5,356)	(5,639)	(5,342)	(25,301)
Non-GAAP Operating Loss Percentage	-60.5%	-41.4%	-30.8%	-35.5%	-16.1%	-37.4%	-29.3%	-45.2%	-19.1%	-19.4%	-17.6%	-23.6%
Net Income/(Loss) Reconciliations:
GAAP Net Income/(Loss)	(11,771)	(14,801)	(4,277)	(6,190)	(5,295)	(8,976)	(24,738)	(10,318)	(6,979)	(8,136)	(7,795)	(33,227)
Stock-based compensation	193	507	155	207	290	454	1,106	705	845	954	1,783	4,287
Amortization of acquired intangible assets	—	14	40	40	41	41	162	40	40	41	41	162
Periodic remeasurement of convertible preferred stock warrants	814	(82)	91	60	1,310	401	1,862	355	447	1,200	223	2,225

Non-GAAP Net Income/(Loss)	(10,764)	(14,362)	(3,991)	(5,883)	(3,654)	(8,080)	(21,608)	(9,218)	(5,646)	(5,941)	(5,748)	(26,553)

Aerohive Networks, Inc.

Historical Financials

Trended GAAP Revenue by Geography

FY2010 to FY2013

Preliminary Unaudited

(in thousands, except percentages)

	FY2010	FY2011	Q1FY12	Q2FY12	Q3FY12	Q4FY12	FY2012	Q1FY13	Q2FY13	Q3FY13	Q4FY13	FY2013
Revenue
Americas	11,681	24,817	8,645	11,335	15,161	12,868	48,009	13,637	20,426	17,264	18,469	69,796
Europe, Middle East and Africa	3,272	7,408	3,423	4,401	4,861	6,168	18,853	4,377	6,068	8,696	8,723	27,864
Asia Pacific	654	1,731	434	497	1,651	1,771	4,353	1,813	1,538	3,044	3,080	9,475

Total	15,607	33,956	12,502	16,233	21,673	20,807	71,215	19,827	28,032	29,004	30,272	107,135
QoQ %			10.8%	29.8%	33.5%	-4.0%		-4.7%	41.4%	3.5%	4.4%
YoY %	324.1%	117.6%	139.4%	126.2%	110.9%	84.5%	109.7%	58.6%	72.7%	33.8%	45.5%	50.4%

Aerohive Networks, Inc.

Historical Financials

Consolidated Balance Sheet -GAAP

FY2010 to FY2013

Preliminary Unaudited

(in thousands)

	FY2011	FY2012	FY2013
Assets
Cash	14,540	29,585	35,023
Accounts Receivable	4,644	12,724	17,578
Inventory	5,153	6,848	6,817
Prepaid and Other Current Assets	929	2,637	6,376

Total Current Assets	25,266	51,795	65,794
Property and equipment - Net	865	2,151	3,281
Other Assets	1,084	927	782
Total Assets	27,215	54,873	69,857

Liabilities & Equity
Current Liabilities
Accounts Payable	4,462	8,081	10,802
Accruals & Other Current Liabilities	3,745	4,736	7,561
Current Portion of Loans	799	—	10,000
Deferred Revenue, current portion	2,424	9,204	15,915

Total Current Liabilities	11,430	22,021	44,278
Long Term Liabilities
Debt - noncurrent	—	10,000	9,624
Warrant liability	1,490	3,352	3,903
Deferred Revenue, non-current	1,813	7,500	14,655
Other liabilities - non-current	149	445	742

Total Long Term Liabilities	3,452	21,297	28,924
Total Liabilites	14,882	43,318	73,202
Equity
Stockholders’ Equity	74,702	98,662	116,989
Accumulated Deficit	(62,369)	(87,107)	(120,334)

Total Equity	12,333	11,555	(3,345)
Total Liabilities & Equity	27,215	54,873	69,857

Aerohive Networks, Inc.

Historical Financials

Consolidated Statement of Cash Flows - GAAP

FY2010 to FY2013

Preliminary Unaudited

(in thousands)

	FY2011	FY2012	FY2013
Operating Activities:
Net Income (Loss)	(14,801)	(24,738)	(33,227)
Adjustments to Net Income
Depreciation	354	840	1,570
Stock Compensation	507	1,106	4,288
Amortization of debt discount and non-cash interest expense	24	16	145
(Gain)/loss on sale or abandonment of fixed assets	—	—	—
Change in fair value of warrant liability	(82)	1,862	2,225
(Incr) Decr in Accts Recievable	(2,143)	(8,080)	(4,861)
(Incr) Decr in Inventory	(3,611)	(1,695)	33
(Incr) Decr in Prepaid expenses	(408)	(1,709)	(241)
Other Assets	28	(6)	27
Incr (Decr) in Accounts Payable	3,108	3,144	1,002
Incr (Decr) in Accrued Expenses	—	868	2,494
Incr (Decr) in Accrued Payroll	—	—	—
Incr (Decr) in Deferred Revenue	2,315	12,467	13,868
Incr (Decr) in Other Liabilities	1,889	296	297

Total Operating Activities	(12,820)	(15,629)	(12,380)
Investing Activities:
Purchase of Equipment	(1,696)	(1,488)	(2,910)

Total Investing Activities	(1,696)	(1,488)	(2,910)
Financing Activities:
Issuance of Convertible Prefered Stock	25,000	22,500	10,000
Cost related to issuance of convertible preferred stock	(106)	(99)	(57)
Proceeds from exercise of warrants for convertible preferred stock	90	—	692
Proceeds from early exercise of employee stock options, net of repurchases	—	181	814
Payment for Deferred IPO costs	—	—	(1,408)
Bank Borrowing (repayment)	—	10,000	9,519
Proceeds from exercise of options	134	395	1,169
Repayments of debt	(1,817)	(815)	—

Total Financing Activities	23,301	32,162	20,728
Operating Cash Burn	(12,820)	(15,629)	(12,380)
Equity/Debt Cash Burn	21,605	30,674	17,818
Total Increase (Decrease) in Cash	8,785	15,045	5,438
Cash @ Beginning of Period	5,755	14,540	29,585
Cash @ End of Period	14,540	29,585	35,023